                                                                    EXHIBIT 10.7


================================================================================




                     WARRANT REGISTRATION RIGHTS AGREEMENT


                           Dated as of May 15, 1996


                                 By and Among


                           DIVA SYSTEMS CORPORATION,


                               SMITH BARNEY INC.

                                      and

                    TORONTO DOMINION SECURITIES (USA) INC.



================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE

Section 1. Definitions......................................................  1

Section 2. Registration Rights..............................................  6
    2.1    (a)  Demand Registration After Public Equity Offering............  6
           (b)  Effective Registration......................................  6
           (c)  Restrictions on Sale by Holders.............................  7
           (d)  Underwritten Registrations..................................  7
           (e)  Expenses....................................................  8
           (f)  Priority in Demand Registration.............................  8
           (g)  Shelf Registration..........................................  8

    2.2    (a)  Piggy-Back Registration..................................... 10
           (b)  Priority in Piggy-Back Registration......................... 11

    2.3    Limitations, Conditions and Qualifications to Obligations
                Under Registration Covenants................................ 13

    2.4    Restrictions on Sale by the Company and Others................... 14

    2.5    Rule 144 and Rule 144A........................................... 15

    2.6    Registration on Form S-3......................................... 15

Section 3. "Market Stand-Off" Agreement..................................... 16

Section 4. Registration Procedures.......................................... 16

Section 5. Indemnification and Contribution................................. 22

Section 6. Miscellaneous.................................................... 25
           (a)  No Inconsistent Agreements.................................. 25
           (b)  Amendments and Waivers...................................... 25
           (c)  Notices..................................................... 25
           (d)  Successors and Assigns...................................... 26
           (e)  Counterparts................................................ 26
           (f)  Headings.................................................... 26
           (g)  Governing Law; Jurisdiction................................. 26
           (h)  Severability................................................ 26
           (i)  Entire Agreement............................................ 26
           (j)  Attorneys' Fees............................................. 27
           (k)  Securities Held by the Company or Its Affiliates............ 27
           (l)  Remedies.................................................... 27

                     WARRANT REGISTRATION RIGHTS AGREEMENT


    THIS WARRANT REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 15, 1996, by and among DIVA SYSTEMS CORPORATION, a Delaware corporation (the "Company"), and SMITH BARNEY INC. and TORONTO DOMINION SECURITIES (USA) INC., (each a "Purchaser" and collectively, the "Purchasers").

    This Agreement is made pursuant to the Purchase Agreement dated May 24, 1996, among the Company and the Purchasers (the "Purchase Agreement"), relating to, among other things, the sale by the Company to the Purchasers of an aggregate of 47,000 Units, each Unit consisting of $1,000 principal amount (subject to increase pursuant to Section 3.07(c) of the Indenture) at maturity of 13% Subordinated Discount Notes due May 15, 2006 and 47,000 Warrants, each initially exercisable for 20.2 shares of Common Stock, par value $.001 per share, of the Company. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and the Holders (as defined herein), among other things, the registration rights for the Warrant Shares (as defined herein) set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers under the Purchase Agreement.

    In consideration of the foregoing, the parties hereto agree as follows:

  SECTION 1. DEFINITIONS. As used in this Agreement, the following defined terms shall have the following meanings:

        "Advice" has the meaning ascribed to such term in the last paragraph of
     Section 4 hereof.

        "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be. For the purposes of this definition, the term "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative of the foregoing. None of the Purchasers or any of their Affiliates shall be deemed to be an Affiliate of the Company or of any of its subsidiaries or Affiliates.

        "Business Day" shall mean a day that is not a Legal Holiday.

        "Capital Stock" means any and all shares, interests, participations, or other equivalents (however designated) of corporate stock of the Company, including each class of common stock and preferred stock of the Company, together with any warrants, rights, or options to purchase or acquire any of the foregoing.

        "Common Stock" shall mean the Common Stock, no par value per share, of the Company.

        "Company" shall have the meaning ascribed to that term in the preamble of this Agreement and shall also include the Company's permitted successors and assigns.

        "Demand Registration" has the meaning ascribed to such term in Section 2.1(a) hereof.

        "DTC" has the meaning ascribed to such term in Section 4(i) hereof.

        "Effectiveness Date" shall mean, with respect to any Registration Statement, the 60th day after the Filing Date thereof.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Filing Date" shall mean (A) if no Registration Statement has been filed by the Company pursuant to this Agreement, the 30th day after the Trigger Date; provided, however, that if a Shelf Notice is given within 10 days of
           --------  -------
     the Filing Date, then the Filing Date with respect to the Initial Shelf Registration shall be the 15th calendar day after the date of the giving of such Shelf Notice; and (B) in each other case (which may be applicable notwithstanding the consummation of an Exchange Offer), the 30th day after the delivery of a Shelf Notice.

        "Holder" shall mean each of the Purchasers, for so long as it owns any Warrant Shares, and each of its successors, assigns and direct and indirect transferees who become registered owners of such Warrant Shares.

        "Included Securities" has the meaning ascribed to such term in Section 2.1(a) hereof.

        "indemnified party" has the meaning ascribed to such term in Section 5(c) hereof.

        "indemnifying party" has the meaning ascribed to such term in Section 5(c) hereof.

        "Indenture" means the Indenture, of even date herewith, between the Company and The Bank of New York as Trustee, pursuant to which the Notes are issued.

        "Initial Shelf Registration" has the meaning ascribed to such term in
     Section 2(g)(i) hereof.

        "Inspectors" has the meaning ascribed to such term in Section 4(a) hereof.

        "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

        "Notes" means the aggregate of $47,000,000 principal amount at maturity (subject to increase pursuant to Section 3.07(c) of the Indenture) of 13% Subordinated Discount Notes due May 15, 2006 of the Company issued under the Indenture.

        "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        "Piggy-Back Registration" has the meaning ascribed to such term in
     Section 2.2 hereof.

        "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Public Equity Offering" means a primary public offering (whether or not underwritten, but excluding any offering pursuant to Form S-4 or S-8 under the Securities Act) of capital stock of the Company pursuant to an effective registration statement under the Securities Act.

        "Purchase Agreement" has the meaning ascribed to such term in the preamble hereof.

        "Purchasers" has the meaning ascribed to such term in the preamble hereof.

        "Registrable Securities" means any of (i) the Warrant Shares and (ii) any other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, unless, in each case, such Warrant Shares have been offered and sold to the Holder pursuant to an effective Registration Statement under the Securities Act declared effective prior to the exercisability of the Warrants and such securities may be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement,
     (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder or Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act without the lapse of any further time or the satisfaction of any condition,
     (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

        "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities) and other reasonable out-of-pocket expenses of Holders (it being understood that Registration Expenses shall not include, as to the fees and expenses of counsel, the fees and expenses of more than one counsel for the Holders).

        "Registration Statement" shall mean any appropriate registration statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Requisite Securities" shall mean a number of Registrable Securities equal to not less than 25% of the Registrable Securities held in the aggregate by all Holders; provided, however, that with respect to any
                               --------  -------
     action to be taken at the request of the Holders of the Registrable Securities prior to such time as the Warrants have expired pursuant to the terms thereof and of the Warrant Agreement, each Warrant outstanding shall be deemed to represent that number of Registrable Securities for which such Warrant would be then exercisable (without giving effect to the Cashless Exercise feature referred to in the Warrant Agreement).

        "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

        "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        "Selling Holder" shall mean a Holder who is selling Registrable Securities in accordance with the provisions of Section 2.1 or 2.2.


        "Shelf Notice" shall have the meaning ascribed to such term in Section 2(g)(i) hereof.

        "Stockholder Rights Agreement" means the Stockholder Rights Agreement amended and restated as of May 15, 1996 by and among the Company and the other persons or entities party thereto, as amended or supplemented from time to time.

        "Trigger Date" means the earliest to occur of (i) the consummation of a Public Equity Offering, (ii) the Company or any of its subsidiaries shall effect any offering of debt securities and thereafter the Company shall be subject to the reporting requirements of Section 13 or 15 of the Exchange Act (whether pursuant to the Exchange Act or by contractual obligation) or
     (iii) May 15, 1999; provided, however, that May 15, 1999 shall not be a
                         --------  -------
     Trigger Date if, in the opinion of counsel to the Company (a copy of which shall be delivered to the Holders not later than the 30th day after May 15,
     1999), the Registrable Securities may on and after such date be sold to the public pursuant to Rule 144(k) under the Securities Act (or any successor rule) without the lapse of any further time or the satisfaction of any conditions; provided, further, however, that if the opinion referred to in
                 --------  -------  -------
     the parenthetical to this proviso is not delivered to the Holders on or prior to the 30th day after May 15, 1999, then May 15, 1999 shall nonetheless be a Trigger Date; provided, further, still, however, that if
                                    --------  -------  -----  -------
     such opinion is delivered prior to the Filing Date, then May 15, 1999 shall then be deemed not to be a Trigger Date and no action arising therefrom need be pursued.

        "Warrant Agent" means The Bank of New York and any successor Warrant Agent for the Warrants pursuant to the Warrant Agreement.

        "Warrant Agreement" means the Warrant Agreement dated as of May 15, 1996 between the Company and The Bank of New York, as warrant agent, as amended or supplemented from time to time in accordance with the terms thereof.

        "Warrants" means the warrants of the Company issued pursuant to the Warrant Agreement.

        "Warrant Share Prospectus" means the prospectus included in any Warrant Share Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Warrant Share Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Warrant Share Prospectus.

        "Warrant Share Registration Statement" has the meaning ascribed to that term in Section 5(a) hereof.

        "Warrant Shares" means the shares of Common Stock deliverable upon exercise of the Warrants.

  SECTION 2.  REGISTRATION RIGHTS.

     2.1  (a)  Demand Registration After Public Equity Offering.  At any time
               ------------------------------------------------
and from time to time after the earlier of the occurrence of a Public Equity Offering and May 15, 2000, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Within 90 days of the receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 15 days after the receipt thereof. Within 20 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 2.1(b) and 2.1(f) hereof, the Company shall be required to register Registrable Securities pursuant to this Section 2.1(a) on a maximum of three separate occasions.

    Subject to Section 2.1(f) hereof, no other securities of the Company except
(i) Registrable Securities held by any Holder, (ii) equity securities to be offered and sold for the account of the Company and (iii) any equity securities of the Company held by the parties to the Stockholder Rights Agreement or by any Person having "piggy-back" registration rights pursuant to any contractual obligation of the Company shall be included in a Demand Registration; provided,
                                                                      --------
however, that no such securities for the account of the Company or any other
-------
person (other than the parties to the Stockholder Rights Agreement) shall be so included unless, in connection with any underwritten offering, the managing underwriter or underwriters confirm to the Holders of Registrable Securities to be included in such Demand Registration that the inclusion of such other securities will not be likely to affect the price at which the Registrable Securities may be sold. The inclusion of any such securities for the account of the Company or any other Person shall be on the same terms as that of the Registrable Securities.

     (b)  Effective Registration.  A Registration Statement will not be deemed
          ----------------------
to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration
                      --------  -------
Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 30 days), such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 180 days after the effective date thereof or
(B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to effect three Demand Registrations pursuant to this Section 2.1. For purposes of calculating the 180-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration.

     (c)  Restrictions on Sale by Holders.  Each Holder of Registrable
          -------------------------------
Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.1 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 30 day-period prior to, and during the 120 day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

     The foregoing provisions of Section 2.1(c) shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any
                                                  --------  -------
such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

     (d)  Underwritten Registrations.  If any of the Registrable Securities
          --------------------------
covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.

     No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 10b-6 and 10b-7 under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Securities shall be required to enter into a custody or escrow agreement or power of attorney with respect to Registrable Securities to be sold in connection with such underwriting arrangements.

     (e)  Expenses.  The Company will pay all Registration Expenses in
          --------
connection with the registrations requested pursuant to Sections 2.1 and 2.2 hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

     (f)  Priority in Demand Registration.   In a registration pursuant to
          -------------------------------
Section 2.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been requested to be
                        -----
included in such registration by the Holders of Registrable Securities pursuant to this Agreement (ii) second, provided that no securities sought to be included
                       ------
by the Holders of Registrable Securities have been excluded from such registration, the securities of the other parties to the Stockholder Rights Agreement, (iii) third, provided that no securities sought to be included by the
                 -----
Holders or the other parties to the Stockholder Rights Agreement have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth, provided that no securities of any other
                          ------
Person sought to be included therein have been excluded from such registration, securities to be offered and sold for the account of the Company.

     If any securities of a Holder have been excluded from a registration statement pursuant to the provisions of the foregoing paragraph, then such registration shall not count towards determining whether the Company has satisfied its obligation to effect three Demand Registrations pursuant to
Section 2.1 hereof.

     (g) Shelf Registration.
         ------------------

         If, (x) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Company is not permitted to register the Registerable Securities or (y) any holder of Registerable Securities so requests, then the Company shall promptly deliver to the Holders and the Trustee written notice thereof (a "Shelf Notice"), the Company shall file a Shelf Registration (as defined below) on the following terms:

         (i) Shelf Registration.  The Company shall file with the SEC a
             ------------------
Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registerable Securities (the "Initial Shelf Registration") on or prior to the Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registerable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registerable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

     The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 36 months from the Effectiveness Date) (the "Effectiveness Period"), or such shorter period ending when (i) all Registerable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registerable Securities has been declared effective under the Securities Act; provided, however, that the Effectiveness Period shall be extended to the extent
--------  -------
required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

         (ii) Subsequent Shelf Registrations.  If the Initial Shelf Registration
              ------------------------------
or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness to amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registerable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

         (iii) Supplements and Amendments.  The Company shall promptly
            --------------------------
supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of the Registerable Securities covered by such Registration Statement or by any underwriter of such Registerable Securities.

         (iv) Hold-Back Agreements
              --------------------

              (A) Restrictions on Public Sale by Holders of Registerable
                  ------------------------------------------------------
     Securities.  Each Holder of Registerable Securities whose Registerable
     ----------
     Securities are covered by a Shelf Registration filed pursuant to Section 2(g)(i) hereof (which Registerable Securities are not being sold in the underwritten offering described below) agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any securities within the class of securities covered by such Shelf Registration or any similar class of securities of the Company, including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 30 days prior to, and ending 120 days after, the closing date of each underwritten offering made pursuant to such Shelf Registration, to the extent timely notified in writing by the Company or by the managing underwriter or underwriters; provided, however,
                                                             --------  -------
     that each holder of Registerable Securities shall be subject to the hold-back restrictions of this Section 2(g)(iv)(A) only once during the term of this Agreement.

              The foregoing provisions shall not apply to any Holder of Registerable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however,
                                                          --------  -------
     that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of the class of securities covered by such Shelf Registration (except as part of such underwritten offering) during such period unless it has provided 45 days' prior written notice of such sale or distribution to the Company or the managing underwriter or underwriters, as the case may be.

              (B) Restrictions on the Company and Others.  The Company agrees
                  --------------------------------------
     (1) not to effect any public or private sale or distribution (including, without limitation, a sale pursuant to Regulation D under the Securities
     Act) of any securities the same as or similar to those covered by a Shelf Registration filed pursuant hereto, or any securities convertible into or exchangeable or exercisable for such securities, during the 30 days prior to, and during the 120-day period beginning on, the commencement of an underwritten public distribution of Registerable Securities, where the managing underwriter or underwriters so requests; (2) to include in any agreements entered into by the Company on or after the date of this Agreement (other than any underwriting agreement relating to a public offering registered under the Securities Act) pursuant to which the Company issues or agrees to issue securities the same as or similar to the Registerable Securities a provision that each holder of such securities that are the same as or similar to Registerable Securities issued at any time on or after the date of this Agreement agrees not to effect any public or private sale or distribution, or request or demand the registration, of any such securities (or any securities convertible into or exchangeable or exercisable for such securities) during the period referred to in clause (1) of this Section 2(g)(iv)(B), including any sale pursuant to Rule 144 or Rule 144A; and (3) not to grant or agree to grant any "piggy back registration" or other similar rights to any holder of the Company's or any of its subsidiaries' securities issued on or after the date of this Agreement with respect to any Registration Statement.

     2.2 (a)  Piggy-Back Registration.  If at any time the Company proposes to
              -----------------------
file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 15 days before the anticipated filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing not later 15 days prior to the anticipated effective date of the Registration Statement (or eight days of the notice of the proposed filing if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act) after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (A) 180 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section
2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided,
                                                                      --------
however, that the Company shall give prompt written notice thereof to
-------
participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

     No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

     (b)  Priority in Piggy-Back Registration.  In a registration pursuant to
          -----------------------------------
Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (other than pursuant to the exercise of piggyback rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities which
                                                  -----
the Company proposes to register, (ii) second, provided that no securities
                                       ------
sought to be included by the Company have been excluded from such registration, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement and by the other parties to the Stockholder Rights Agreement in such proportion between the Holders and such parties to the Stockholder Rights Agreement such that one-third of the securities to be included shall be for the account of the Holders and two-thirds shall be for the account of the other parties to the Stockholder Rights Agreement (such one-third for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders) and (iii) third, provided that no securities sought
                                     -----
to be included by the Company or the Holders or the other parties to the Stockholder Rights Agreement have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); (y) in cases not involving the registration for sale of securities for the Company's own account only or not for the account of any party to the Stockholder Rights Agreement, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand"
               -----
registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities sought to be registered by such Persons), (ii) second, provided that
                                                          ------
no securities of such Person referred to in the immediately preceding clause (i) have been excluded from such registration, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement and by the other parties to the Stockholder Rights Agreement in such proportion between the Holders and such parties to the Stockholder Rights Agreement such that one-third of the securities to be included shall be for the account of the Holders and two-thirds shall be for the account of the parties to the Stockholder Rights Agreement (such one-third for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders) and (iii) third, provided that no
                                                  -----
securities of such Person referred to in the immediately preceding clause (i) or of the Holders or of the other parties to the Stockholder Rights Agreement have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth, provided that no securities of any other Person have
                  ------
been excluded from such registration, the securities which the Company proposes to register; and (z) in cases involving the registration for sale of securities for the account of any other party to the Stockholder Rights Agreement, securities shall be registered in such offering in the following order of priority: (i) first, the securities which have been requested to be included in
              -----
such registration by the Holders of Registrable Securities pursuant to this Agreement and by the other parties to the Stockholder Rights Agreement in such proportion between the Holders and such parties to the Stockholder Rights Agreement such that one-third of the securities to be included shall be for the account of the Holders and two-thirds shall be for the account of the other parties to the Stockholder Rights Agreement (such one-third for the account of the Holders to be allocated among the Holders pro rata based on the amount of securities sought to be registered by the Holders), and (ii) second, provided
                                                             ------
that no securities of the Holders or of the other parties to the Stockholder Rights Agreement have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, provided that no securities of any
                                      -----
other Person has been excluded from such registration, the securities which the Company proposes to register.

     If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

     2.3  Limitations, Conditions and Qualifications to Obligations Under
          ---------------------------------------------------------------
Registration Covenants. The obligations of the Company set forth in Sections 2.1
----------------------
and 2.2 hereof are subject to each of the following limitations, conditions and qualifications:

             (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that
                                                        --------  -------
     the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 90 days after the date of the determination of the Board of Directors referred to in the next sentence, and the duration of such postponement or suspension shall be excluded from the calculation of the 90-day period described in Section 2.1(b) hereof. Such postponement or suspension may be effected only if the Board of Directors of the Company determines reasonably and in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, which financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction had been initiated at the time of the filing of such Registration Statement; provided, however, that the Company shall not be entitled to such
     --------  -------
     postponement or suspension more than twice in any twelve-month period. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer of the Company to the Selling Holders as to such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the three Demand Registrations the Company is required to effect pursuant to Section 2.1 hereof.

             (ii) The Company shall not be required by this Agreement to effect a Demand Registration within 90 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for its own account; provided,
                                                                       --------
     however, that this clause (ii) shall not apply if the underwriter of such
     -------
     offering consents to the request for such Demand Registration pursuant to
     Section 2.1(a).

             (iii) The Company shall not be required by this Agreement to effect a Demand Registration within 60 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for the account of any securityholder of the Company; provided, however, that this clause (ii)
                                    --------  -------
     shall not apply if the underwriter of such offering consents to the request for such Demand Registration pursuant to Section 2.1(a).

             (iv) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

             (v) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is required by the SEC or requested by the underwriters with respect to such registration.

          2.4  Restrictions on Sale by the Company and Others.  The Company
               ----------------------------------------------
covenants and agrees that (i) it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) during the 30-day period prior to, and during the 120-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to a Demand Registration which has been requested pursuant to this Agreement, or a Piggy-Back Registration which has been scheduled, prior to the Company or any of its subsidiaries publicly announcing its intention to effect any such public sale or distribution; (ii) the Company will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Demand Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof; and (iii) that it shall use its reasonable best efforts to secure the written agreement of each of its officers and directors to not effect any public sale or distribution of any securities of the same class as the Registrable Securities (or any securities convertible into or exchangeable or exercisable for any such securities), or any option or right for such securities during the period described in clause (i) of this Section 2.4.

          2.5  Rule 144 and Rule 144A.  The Company covenants that it will file
               ----------------------
the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (it being expressly understood that the foregoing shall not create any obligation on the part of the Company to file periodic reports or other reports under the Exchange Act at any time that it is not then required to file such reports pursuant to the Exchange Act). Upon the request of any Holder of Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

          2.6  Registration on Form S-3.  (a)  In addition to the rights set
               ------------------------
forth in Section 2.1 and 2.2 hereof, if a Holder requests that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would be at least $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3).

          (b) The Holders' right to register shares under Section 2.6 shall be shared pro rata among all Holders of Registrable Securities and all other holders of securities of the Company who have a right to request inclusion therein based on the number of shares of Registrable Securities held by each Holder.

          (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6 in the following situations:
(i) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (ii) during the period starting with the date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement described in (i) above or pursuant to Section 2.1 or 2.2 hereof; provided,
                                                                 --------
however, that the Company is actively employing in good faith all reasonable
-------
efforts to cause such registration statement to become effective; provided,
                                                                  --------
however, that no other person or entity could require the Company to file a
-------
registration statement in such period; or (iii) more than once in any six month period.


      SECTION 3.  "MARKET STAND-OFF" AGREEMENT.

          (a) Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to 180 days following the date of the final Prospectus in connection with the Registration Statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company that covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement and that such agreement shall only be applicable if the underwriters request such agreement from each Holder.

          (b) In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The provisions of this
Section 3 shall be binding upon any transferee of any Registrable Securities.

      SECTION 4. REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1, 2.2 and 2.6 hereof, the Company shall, except as otherwise provided:

          (a) Prepare and file with the SEC as soon as practicable each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and cause such Registration Statement to become effective and remain effective as provided herein;

     provided, however, that before filing any such Registration Statement or
     --------  -------
     any Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (only for registrations pursuant to Section 2.1 hereof) (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof. The Company shall not file any Registration Statement or Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (only for registrations pursuant to Section 2.1 hereof) if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), and confirm such notice in writing,
     (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(m) below, to the knowledge of the Company, cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or (B) the initiation of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

          (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering (only for registrations pursuant to Section 2.1 hereof), (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post- effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

          (g) Deliver to each Holder of Registrable Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities may request; provided,
                                                                      --------
     however, that where Registrable Securities are offered other than through
     -------
     an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be required
                       --------  -------
     to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

          (j)  [Intentionally Omitted]

          (k) Upon the occurrence of any event contemplated by Section 4(c)(v) or 4(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 4(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

          (m) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use reasonable efforts to obtain opinions of counsel to the Company and updates thereof, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all
                                                  --------  -------
     material non-public information shall be kept confidential by such Inspector, except to the extent that (i) the disclosure of such information is necessary or advisable to avoid or correct a misstatement or omission in the Registration Statement or in any Prospectus; provided, however, that
                                                      --------  -------
     prior notice is given to the Company, and the Company's legal counsel and such Holder's legal counsel concur that disclosure is required, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder; provided, however, that prior notice shall be provided
                        --------  -------
     as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take all actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, or (iv) such information has been made generally available to the public.

          (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12 month period (or ninety (90) days after the end of any 12 month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12 month periods.

          (p) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

          (q) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

          Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller for so long as such seller fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv), 4(c)(v), or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof), or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will, at the Company's expense, deliver to the Company all copies, other than permanent file copies, then in such Holder's actual possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that nothing herein shall create any obligation on the part
--------  -------
of any Holder to undertake to retrieve or return any such Prospectus not within the actual possession of such Holder. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof or (y) the Advice.

      SECTION 5. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Holder and each Person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, and subject to clause (c) of this
Section 5 below, the reasonable legal fees and other reasonable out-of-pocket expenses actually incurred by any Holder or any such controlling or affiliated Person in connection with any suit, action or proceeding or any claim asserted), caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act or in any registration statement filed by the Company covering the issuance of Warrant Shares and resales thereof (a "Warrant Share Registration Statement"), or caused by any omission or alleged omission to state in any such Registration Statement or Warrant Share Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, Prospectus or Warrant Share Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in any such preliminary prospectus, Prospectus or Warrant Share Prospectus a material fact required to be stated in any such preliminary prospectus, Prospectus or Warrant Share Prospectus or necessary to make the statements in any such preliminary prospectus, Prospectus or Warrant Share Prospectus in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any such Registration Statement, Warrant Share Registration Statement or Prospectus; provided,
                                                               --------
however, that the Company shall not be required to indemnify any such Person if
-------
such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or such Warrant Share Prospectus, as the case may be, or any amendment or supplement thereto and the Prospectus or such Warrant Share Prospectus, as the case may be, does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such indemnified Person resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such indemnified Person and it is established in the related proceeding that such indemnified Person failed to deliver or provide a copy of the Prospectus or Warrant Share Prospectus, as the case may be (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus or Warrant Share Prospectus, as the case may be (as amended or supplemented) was a result of noncompliance by the Company with Section 4 hereof or as a result of the failure of the Company to provide such Prospectus or Warrant Share Prospectus, as the case may be.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign any Registration Statement or Warrant Share Registration Statement, as the case may be, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or Warrant Share Registration Statement, as the case may be (or any amendment thereto) or any Prospectus or Warrant Share Prospectus, as the case may be (or any amendment or supplement thereto). The liability of any Holder under this paragraph shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

          (c) In case any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph
(a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred of such counsel relating to such proceeding; provided, however, that the failure to so notify the indemnifying party shall
--------  -------
not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party shall have failed to retain within a reasonable period of time counsel reasonably satisfactory to such indemnified party or parties or
(iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between the indemnifying party or parties and the indemnified party or parties. It is understood that the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties and that all such fees and expenses shall be reimbursed within reasonable time of the request after the incurrence thereof. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by Holders who sold a majority in interest of Registrable Securities sold by all such Holders and reasonably acceptable to the Company and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company and reasonably acceptable to the Holders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compliance of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by such indemnified party, unless such settlement or compliance includes an unconditional written release of such indemnified party in form and substance reasonably satisfactory to such indemnified party of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of such Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Warrants sold pursuant to the Purchase Agreement received by the Company bears to the total proceeds received by such Holder from the sale of Registrable Securities, as the case may be. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata
                                                                        --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which proceeds received by such Holder from sales of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Purchaser or any person who controls a Purchaser, the Company, their respective directors or officers or any person controlling the Company and (ii) any termination of this Agreement.

      SECTION 6.  MISCELLANEOUS.

          (a)  No Inconsistent Agreements.  The Company represents and warrants
               --------------------------
to the Holders that it has not entered into nor will the Company on or after the date of this Agreement enter into, or cause or permit any of its subsidiaries to enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

          (b)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of Holders of not less than a majority of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that Section 5 hereof and this Section
                   --------  -------
6(b) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement or a Warrant Share Registration Statement) affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Holders of not less than a majority of the Registrable Securities proposed to be sold by such Holders pursuant to such Registration Statement.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address of Holder as set forth in the register for the Warrants or the Warrant Shares, which address initially is, with respect to the Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the address set forth below the Company's name on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(c), with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, Attention: Barry E. Taylor, Esq., and thereafter at such other address notice of which is given in accordance with the provisions of this Section 6(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if Personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Warrants and/or Registrable Securities, in any manner, whether by operation of law or otherwise, such Warrants and/or Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Warrants and/or Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY
               ---------------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (h)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i)  Entire Agreement.  This Agreement, together with the Purchase
               ----------------
Agreement and the Warrant Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, the Purchase Agreement and the Warrant Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (j)  Attorneys' Fees.  As between the parties to this Agreement, in
               ---------------
any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          (k)  Securities Held by the Company or Its Affiliates.  Whenever the
               ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities or Warrants is required hereunder, Registrable Securities or Warrants held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

          (l)  Remedies.  In the event of a breach by the Company of any of its
               --------
obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                         DIVA SYSTEMS CORPORATION


                         By: /s/   Alan H. Bushell
                             ---------------------------------------------------
                             Name:  Alan H. Bushell
                             Title: President and Chief Operating Officer


                             Address for Notice:
Building 203
                             333 Ravenswood Avenue
                             Menlo Park, California 94025
Facsimile No.: (415) 859-6959


SMITH BARNEY INC.
By: /s/ Douglas Hurst
   -----------------------------------------------------------------------------
                             Name:  Douglas Hurst
                             Title: Managing Director



                         TORONTO DOMINION SECURITIES (USA) INC.

                         By: /s/ David S. McCaan
                             ---------------------------------------------------
                             Name:  David S. McCaan
                             Title: President